EXHIBIT 2.1

AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This Amendment (this “Amendment”) to the Securities Purchase Agreement by and among the Company and the Purchasers dated as of May 3, 2007 (the “Agreement”), is made as of August 20, 2007 by and among Internet Commerce Corporation, a Delaware corporation (the “Company”) and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).  Capitalized terms used but not defined herein shall have the meaning given to them in the Agreement.

WHEREAS, in connection with the Closing, the parties agree that the outstanding amount of the Company’s Senior Secured Convertible Bridge Notes, including all interest accrued thereon, held by the Purchasers shall convert pro rata into Series A Notes and Series B Notes as set forth in this Amendment; and

WHEREAS, the parties wish to amend and restate the Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties agree to the following:

1.            The following definitions in Section 1.1 of the Agreement shall be amended and restated in their entirety:

“Company Counsel” means Troutman Sanders LLP.

“Series A Notes” means the Series A Senior Secured Convertible Bridge Notes due on the fourth anniversary of the Closing Date with an aggregate initial principal face amount of up to $35,052,708, in the form of Exhibit C.

“Series B Notes” means the Series B Senior Secured Convertible Bridge Notes due on the fourth anniversary of the Closing Date with an aggregate initial principal face amount of up to $35,052,708, in the form of Exhibit C-1.

2.            The following Exhibits and Schedules to the Agreement are replaced in their entirety:

(a)                                Exhibit C to the Agreement is replaced by Exhibit C to this Amendment.

(b)                               Exhibit C-1 to the Agreement is replaced by Exhibit C-1 to this Amendment.

(c)                                Exhibit C-2 to the Agreement is replaced by Exhibit C-2 to this Amendment.

(d)                               Schedule 2.1 to the Agreement is replaced by Schedule 2.1 to this Amendment

3.            Section 2.1 of the Agreement shall be amended and restated in its entirety to read as follows:

“Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each of the Purchasers, and each Purchaser shall, severally and not jointly, purchase from the Company, the Notes, Additional Investment Rights and Warrants set forth on Schedule 2.1, for an aggregate purchase price of $70,105,417.  At the Closing (and subject to the terms and conditions set forth in this Agreement), the Purchasers shall, severally and not jointly, purchase from the Company in the aggregate $35,052,708 of Series A Notes and $35,052,708 of Series B Notes.  The Closing shall take place simultaneously with the consummation of the Merger at the Closing Time (as defined in the Plan of Merger) at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York or at such other location or time as the parties to this Agreement may agree in writing.”

4.            Section 4.10(a) of the Agreement shall be amended and restated in its entirety to read as follows:

“At any time after the date of this Agreement, neither the Company nor any Subsidiary shall create, incur, assume or suffer to exist any Indebtedness, other than (i) trade Indebtedness, (ii) Indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice and in an aggregate amount not to exceed $1,000,000 at any time, and (iii) Indebtedness incurred in connection with the transactions contemplated by this Agreement, including without limitation the Merger, of up to (w) in respect of the Series A Notes and Series B Notes, an aggregate amount not to exceed $70,105,416, (x) in respect of the Additional Notes, an aggregate amount not to exceed $10,000,000, and (y) in respect of certain other Indebtedness acquired in connection with the Merger under this clause (iii), $1,500,000 (provided that  within six months of the Closing Date, the Company shall reduce such Indebtedness to an aggregate amount not to exceed $500,000, unless and only to the extent such reduction is prevented by the terms of such Indebtedness), and in respect of clause (ii) and clauses (w) and (y) of clause (iii) collectively, an aggregate amount not to exceed $72,500,000 (clauses (i)-(iii) collectively, “Permitted Indebtedness”).

5.            Section 4.11 of the Agreement shall be amended and restated in its entirety to read as follows:

“Each of the parties hereto agrees that (a) all repayments or permitted prepayments of the Notes (including any accrued interest thereon) by the Company (other than by conversion of the Notes) will be paid pro rata to the holders thereof based upon the principal amount then outstanding of the series of Notes being repaid to each of such holders, and (b) except as otherwise set forth herein, all payments on the Notes shall be applied to the payment of accrued but unpaid interest before being applied to the payment of the principal.  Notwithstanding anything in this Agreement or the Notes to the contrary, the Company may only prepay or repurchase Notes as specifically provided in this

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Agreement or the Notes.  Permitted prepayments or repurchases shall be made: (i) first, in respect of any outstanding amounts under the Notes, pro rata among the Series A Notes and Series B Notes up to an aggregate of $10,000,000, (ii) second, in respect of any outstanding amounts under the Series B Notes, up to $5,000,000, (iii) third, in respect of any outstanding amounts under the Series A Notes or Additional Notes, until each are repurchased or repaid in full, and (iv) then, in respect of any outstanding amounts remaining under the Series B Notes, unless, in each case, the applicable Purchaser otherwise requests in writing.  In the event (1) of any Asset Sale (as defined in the Notes) in excess of the $15,000,000 allowance pursuant to Section 8 the Notes, or (2) the Company has Excess Cash Flow for any fiscal quarter ending on or after July 31, 2007, then in each case the Company shall provide to each Purchaser a written offer (a “Prepayment Offer”) to repurchase Notes (in accordance with clauses (i) through (iv) above) in an aggregate amount equal to the total proceeds of the Asset Sale or 50% of the Excess Cash Flow, as applicable, in the same manner and on the same terms (including pricing) as set forth in Section 4.6(d), mutatis mutandis.  Each Purchaser shall have ten (10) Trading Days from receipt of the Prepayment Offer to accept such offer with respect to the Notes held by such Purchaser.  Notwithstanding anything to the contrary in this Agreement or the Notes, if the aggregate amount outstanding under the Notes, including any interested accrued and unpaid thereon, on December 17, 2007 exceeds $60,000,000 (any such excess amount, the “Excess”), the Company shall within 2 Business Days prepay the Excess pro rata in accordance with clauses (i) through (iv) above.”

6.            The parties further agree that all changes to the Agreement and the other Transaction Documents necessary to reflect the increase from $30,000,000 to $35,052,708 in the aggregate principal amount of the Series A Notes and the Series B Notes shall be deemed to have been made.  The parties further agree to take all actions and to execute, deliver and perform all such amendments, instruments, certificates and other documents as may be necessary to give effect to this Amendment and the transactions contemplated hereby.

Except as specifically set forth in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.  This Amendment shall be part of the Agreement as if contained therein.

[Remainder of page intentionally left blank.

Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INTERNET COMMERCE CORPORATION

By:	/s/ Thomas J. Stallings
Name: Thomas J. Stallings
Title: CEO

PURCHASERS:

YORK CAPITAL MANAGEMENT, L.P.

By: Dinan Management, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK INVESTMENT LIMITED

By: York Offshore Holdings, Ltd., its investment manager

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Director

YORK SELECT, L.P.

By: York Select Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK SELECT UNIT TRUST

By: York Select Offshore Holdings, LLC, its investment manager

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

YORK CREDIT OPPORTUNITIES FUND, L.P.

By: York Credit Opportunities Domestic Holdings, LLC, its general partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Financial Officer

Schedule 2.1

Purchaser	Purchaser Price	Aggregate Bridge Notes Rollover	Series A Notes Principal Amount	Series B Notes Principal Amount	Additional Investment Rights — Additional Notes	Warrant Shares
York Capital Management, L.P.	$6,200,000	$1,044,226	$3,622,113	$3,622,113	$1,033,333	429,500
York Investment Limited	$20,000,000	$3,368,472	$11,684,235	$11,684,235	$3,333,333	1,385,483
York Select, L.P.	$6,800,000	$1,145,280	$3,972,640	$3,972,640	$1,133,333	471,064
York Select Unit Trust	$8,000,000	$1,347,389	$4,673,695	$4,673,695	$1,333,333	554,193
York Credit Opportunities Fund, L.P.	$19,000,000	$3,200,049	$11,100,025	$11,100,025	$3,166,668	1,316,208
Total:	$60,000,000	$10,105,416	$35,052,708	$35,052,708	$10,000,000	4,156,448

EXHIBIT C

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

No. [ ]	$[ ]
Date: August 20, 2007

INTERNET COMMERCE CORPORATION
SERIES A SENIOR SECURED CONVERTIBLE NOTE DUE

August 20, 2011

THIS NOTE is one of a series of duly authorized and issued senior secured promissory notes of Internet Commerce Corporation, a Delaware corporation (the “Company”), designated as its Series A Senior Secured Convertible Notes due August 20, 2011, in the aggregate principal amount of $[                  ] (collectively, the “Notes”), issued pursuant to that certain Securities Purchase Agreement dated May 3, 2007, by and among the Company and the Purchasers named therein (as amended, the “Purchase Agreement”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [Holder] or its registered assigns (the “Holder”), the principal sum of [                    ] Dollars $(                     ), on August 20, 2011 (the “Maturity Date”), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof.  In addition, the Company shall pay to the order of the Holder interest on any principal or interest payable hereunder that is not paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 13 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 13.

The Holder is entitled to the benefits of the Security Agreements and the Guaranty.

1.             Definitions.  In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

“Asset Sale” shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company or any Subsidiary and (b) any issuance or sale of any Equity Interests of the Company or any Subsidiary of the Company, in each case, to any person other than the Purchasers.  Notwithstanding the foregoing, none of the following shall constitute “Asset Sales”:  (i) sales of inventory and dispositions of cash and cash equivalents, (ii) any disposition of property that constitutes a Casualty Event, or (iii) any other conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company for fair market value resulting in not more than $500,000 in net cash proceeds per asset sale (or series of related asset sales) and not more than $500,000 in net cash proceeds in any fiscal year; provided that this clause (iv) shall not apply in the case of any asset sale described in clause (b) of the definition of Asset Sale.

“Casualty Event” shall mean any loss of title or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Company.

“Company Prepayment Price” for any Notes which shall be subject to prepayment pursuant to Section 8, shall equal the sum of: (i) the 112.5% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

“Conversion Date” means the date a Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) together with a Conversion Schedule pursuant to Section 6(a).

“Conversion Notice” means a written notice in the form attached hereto as Schedule 1.

“Conversion Price” means $3.036, subject to adjustment from time to time pursuant to Section 11.

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“Current Market Price” means, on any calculation date, the arithmetic average of the VWAPs for each of the 20 consecutive Trading Days immediately preceding the applicable date.

“Daily Trading Volume” means on any given Trading Day the total volume of Common Stock traded on an Eligible Market as reported by Bloomberg L.P.

“Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holder pursuant to an effective Registration Statement covering the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(b) hereof or the rules or regulations of any Trading Market; (v) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (vi) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (viii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued on or after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

“Event Equity Value” means the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the

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Event Equity Value shall be the greater of (a) the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the average of the Closing Prices for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

“Interest Rate” has the meaning set forth in Section 2(a) herein.

“Interest Rate Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) an amount of such shares of Common Stock equal to the maximum amount issuable in lieu of cash pursuant to Sections 2(c) and (d) of any of the then outstanding Notes for the next six Monthly Installments of all of the then outstanding Notes are registered for resale by the Holder and may be sold by the Holder pursuant to a Registration Statement which is then effective covering that portion of the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (v) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Majority Holders” means Holders of a majority of the outstanding principal amount of all Notes.

“Original Issue Date” means August 20, 2007, regardless of the number of transfers of any particular Note and regardless of the number of new Notes that may be issued in respect of such transfers.

“Prime Rate” means the interest rate on the Interest Payment Date that is published by The Wall Street Journal as the prime lending rate; provided, if The Wall Street Journal ceases to publish an interest rate as the prime lending rate (or similar designation), the Prime Rate shall mean the prime lending rate established from time to time by Citibank, N.A. or its successor.

“Triggering Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or

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exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iii) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (iv) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (v) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vi) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of 10 or more Trading Days (which need not be consecutive Trading Days) in any 12 month period; (b) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within ten Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise or conversion rights of the Holders pursuant to any Transaction Document are otherwise suspended for any reason; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Notes and Warrants or fails to have full authority, including under all laws, rules and regulations of any Trading Market, to issue such Underlying Shares; (d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock; (f) after the effectiveness of the Registration Statement, the Triggering Equity Conditions fail to be satisfied for five or more Trading Days (which need not be consecutive Trading Days); (g) the Company or any Subsidiary fails to make any cash payment required under any Transaction Document to which it is a party and such failure is not cured within five days after notice of such default is first given to the Company by a Holder; (h) the Company or any Subsidiary defaults in the timely performance of any other material obligation under any Transaction Document to which it is a party and such default continues uncured for a period of fifteen days after the date on which notice of such default is first given to the Company by a Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within fifteen days); (i) the Company or any Subsidiary breaches in any material respect any of its representations or warranties under any Transaction Document to which it is a party; or (j) any change, event or circumstance that has had or could reasonably be expected to result in a Material Adverse Effect.

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2.             Principal and Interest.

(a)           The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at a rate equal to the Prime Rate on the applicable Interest Payment Date plus 75 basis points (.75%) minus the Interest Factor per annum, as the same may be adjusted from time to time pursuant to the terms hereof, but in no event less than zero (the “Interest Rate”).  The Interest Factor on any date shall equal (i) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price on such date, the result of (A) the integer result of (x) the Current Market Price on such date minus the Conversion Price on such date, (y) divided by the Conversion Price on such date and (z) multiplied by four, (B) multiplied by 50 basis points (0.5%), and (ii) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is not greater than the Conversion Price on such date, zero; provided, however, that if the Interest Rate Equity Conditions are not satisfied on such date, the Interest Factor shall be deemed to be zero.  By way of example of the foregoing calculation, if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price and the Interest Rate Equity Conditions are met as of such date, the Prime Rate is 6.0%, the Current Market Price on such date is $4.65 and the Conversion Price on such date is $3.00, then the result of clause (A) above shall be the result of $4.65 minus $3.00, or $1.65, divided by $3.00, resulting in 0.55, multiplied by four, resulting in 2.2, and retaining the integer portion, resulting in 2.0.  In such instance, the Interest Factor would be 2.0 multiplied by 50 basis points (0.5%), or 100 basis points (1.0%), and the Interest Rate would be 6.0%, plus 75 basis points (.75%), minus 100 basis points (1.0%), or 5.75%.  Interest shall be payable either (i) quarterly in arrears in cash on each of March 31, June 30, September 30 and December 31, except if such date is not a Trading Day in which case such interest shall be payable on the next succeeding Trading Day (each, an “Interest Payment Date”), or (ii) at the Company’s option, annually in advance on any Interest Payment Date.  The first Interest Payment Date shall be September 30, 2007.  During the pendancy of any Event of Default, the Interest Rate shall equal 18%.

(b)           The Company shall pay the principal balance of this Note to the Holder in 30 equal monthly installments (each, a “Monthly Installment”) commencing on February 20, 2009 (or such later date as the Holder may, in its sole discretion, determine by written notice to the Company) and continuing each month thereafter, except if such date is not a Trading Day in which case such Monthly Installment shall be payable on the next succeeding Trading Day (each, a “Principal Payment Date”), until the outstanding principal balance of this Note has been paid in full.  If the Holder elects to convert any portion of the principal amount of this Note, that amount shall be applied as a credit to the next succeeding Monthly Installment or Monthly Installments, as applicable, or such other Monthly Installment(s) as specified by the Holder.

(c)           Unless the Holder otherwise consents in writing, the Company shall pay each Monthly Installment by issuing shares of Common Stock if, and only if (i) all of the Equity Conditions are satisfied on the applicable Principal Payment Date and, with respect to clause (iii) of the Equity Conditions, at all times during the 30 days preceding the applicable Principal Payment Date (or the Holder otherwise waives in writing any of the Equity Conditions) and (ii) the arithmetic average of the VWAP for each of the fifteen (15) consecutive Trading Days prior to such Principal Payment Date is greater than 110% of the Conversion Price then in effect; provided, however, that, unless and to the extent waived by the Holder, the aggregate number of shares issuable by the Company to the Holder as payment in respect of such Monthly Installment shall not exceed 50% of the arithmetic average of the Daily Trading Volume for each of the 20

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consecutive Trading Days preceding such Principal Payment Date.  Any Monthly Installment or any portion thereof that is not required or permitted to be paid in Common Stock pursuant to this Section 2(c) shall be paid by the Company in cash on the applicable Principal Payment Date.

(d)           In the event that the Company pays a Monthly Installment (or any portion thereof) in shares of Common Stock, the number of shares of Common Stock to be issued to the Holder as payment for such Monthly Installment (or any portion thereof) shall be determined by dividing the Monthly Installment (or any portion thereof) by the Conversion Price (as adjusted in accordance herewith) and rounding up to the nearest whole share, and paid to the Holder in accordance with Section 2(e) below.

(e)           In the event that a Monthly Installment (or any portion thereof) is paid in Common Stock, the Company shall on such Principal Payment Date (i) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate, bearing the restrictive legends set forth herein, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled, or (ii) at all times after (x) the Company is eligible to deliver the shares of Common Stock electronically through The Depository Trust Company (the “DTC”) and (y) the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with the DTC through its Deposit Withdrawal Agent Commission System.

(f)            Notwithstanding the foregoing, the Holder may elect to defer (i) any Monthly Installment prior to its Principal Payment Date and/or (ii) with the Company’s consent, any interest payment prior to its Interest Payment Date.  If the Holder elects to defer a Monthly Installment and/or, upon the Company’s consent, an interest payment, the Company shall pay such deferred Monthly Installment and/or interest payment, as applicable, (together with all other amounts that may be due and payable by the Company) on the Maturity Date or such earlier date as the Holder may otherwise elect in writing (but not prior to the Principal Payment Date or, if applicable, the Interest Payment Date, when it was otherwise due).  If the Holder elects to defer the interest payable on an Interest Payment Date, and the Company consents to such deferral, such deferred interest shall be added to the aggregate principal amount of this Note as of such Interest Payment Date and shall be payable in accordance with this Section 2.

3.             Ranking and Covenants.

(a)           Except for Permitted Indebtedness (as defined in Section 4.10(a) of the Purchase Agreement) (i) no Indebtedness of the Company is senior to or on a parity with this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b)           So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition of its capital stock (other

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than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Section 3.1(g) of the Purchase Agreement), except for the redemption of the Company’s Series D Preferred Stock pursuant to its terms in effect on the date hereof at an aggregate purchase price not to exceed $250,000 or (ii) issue any Floating Price Security (as defined in Section 11(d)(ii)).

(c)           If, at any time while any Note is outstanding, the Company or any Subsidiary (i) issues or incurs any Indebtedness for borrowed money, including, without limitation, Indebtedness evidenced by notes, bonds, debentures or other similar instruments but excluding Permitted Indebtedness, or (ii) effects any Subsequent Placement, the Company shall notify the Holder of such event and offer (which offer shall remain open for 10 Trading Days) to repurchase an amount of this Note from the Holder having an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of such Indebtedness or Subsequent Placement, and (B) the aggregate amount required to repurchase this entire Note pursuant to this Section 3(c).  All Notes repurchased under this Section 3(c) shall be repurchased at a price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that, in the event (i) the Equity Conditions are not satisfied on the date of such repurchase solely because a Registration Statement covering the resale of the Underlying Shares of the repurchased Notes is delayed pursuant to the provisions of Section 6.1(a) of the Purchase Agreement and Rule 415, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the sum of (1) 62.5% of the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment and (2) 50% of the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) or (ii) the Equity Conditions are not satisfied on the date of such repurchase (for any reason other than as specified in clause (i) above) or, with respect to clause (iii) of the Equity Conditions, were not satisfied at all times during the 20 Trading Days immediately preceding and including such date, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) each Note (taking into account the adjustments set forth in Section 11 and disregarding any limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder.  The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

(e)           The Company may not prepay, repurchase or redeem all or any portion of this Note except as specified herein, or as provided for in Sections 4.6(d) and 4.11 of the Purchase Agreement.

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4.             Registration of Notes.  The Company shall register the Notes upon records to be maintained by the Company for that purpose (the “Note Register”) in the name of each record holder thereof from time to time.  The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

5.             Registration of Transfers and Exchanges.  This Note and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Note and the Purchase Agreement.  The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein.  Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

6.             Conversion.

(a)           At the Option of the Holder.  All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(b)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date.  The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.  The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the “Conversion Schedule”).  If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Section 6(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b)           Certain Conversion Restrictions.  The number of shares of Common Stock that may be acquired by a Holder upon any conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% (or such lower percentage if Section 16 of the Exchange Act (or any successor thereto) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9%) of the total number of issued and outstanding shares of Common

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Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

7.             Mechanics of Conversion; Restrictive Legends.

(a)           Upon conversion of this Note, the Company shall promptly (but in no event later than five Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion.  The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date.  The Company shall, upon request of the Holder, subject to applicable securities laws, use commercially reasonable efforts to deliver the Underlying Shares hereunder electronically through the DTC.

(b)           The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder.  Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount; provided that the cancellation of the original Note shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System.  Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c)           The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares (other than such limitations contemplated by this Note).

(d)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall either (i) pay cash to the Holder (in addition to any other

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remedies available to or elected by the Holder) in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

Each certificate for Underlying Shares shall bear a restrictive legend to the extent required and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

8.             Prepayment.

(a)           Subject to Section 4.11 of the Purchase Agreement, upon the occurrence of any Asset Sale and the delivery of a written notice thereof to the Holder (a “Company Prepayment Notice” and the date such notice is delivered by the Company, the “Company Notice Date”) received by the Holder prior to August 20, 2008, the Company shall be entitled to prepay in cash at the Company Prepayment Price a portion of the outstanding principal amount of this Note up to an amount not to exceed the Pro Rata Portion (as defined below) of the lesser of the net cash proceeds received from the Asset Sale and $5,000,000 less any prior repayment or repurchase of Notes and Additional Notes.  The Holder may, within five Trading Days of its receipt of the Company Prepayment Notice, convert any portion of the outstanding principal amount of this Note and any accrued and unpaid interest thereon to be prepaid in connection with such Company Prepayment Notice.  Once delivered, the Company shall not be entitled to rescind a Company Prepayment Notice.  Notwithstanding anything to the contrary, if the Equity Conditions are not satisfied on the applicable Company Notice Date, the Company must receive the Holder’s written consent prior to any prepayment made pursuant to this Section 8.  “Pro Rata Portion” mean the ratio that the principal amount outstanding under this Note bears to the outstanding principal amount of all Notes then outstanding.

(b)           If the aggregate amount outstanding under the Notes (as defined in the Purchase Agreement), including any interested accrued and unpaid thereon, on December 17, 2007 exceeds $60,000,000 (any such excess amount, the “Excess”), the Company shall within 2 Business Days prepay in cash at the Company Prepayment Price a portion of this Note equal to the Pro Rata Portion of the Excess.

9.             Events of Default.

(a)           “Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

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(i)            any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii)           the Company or any Subsidiary defaults in any of its covenants or other obligations in respect of (A) any Permitted Indebtedness or (B) any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $500,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the time permitted by such agreements; or any event or circumstance occurs that with notice or lapse of time would constitute such a default.

(iii)          the Company or any Subsidiary is in default under any contract or agreement, financial or otherwise, between the Company or any Subsidiary, as applicable, and any other Person and such default involves claimed actual damages in excess of $2,500,000 or the other party thereto commences litigation or arbitration proceedings to exercise its rights and remedies under such contract or agreement as a consequence of such default and such default is not waived or cured within 90 days of the occurrence thereof;

(iv)          there is entered against the Company or any Subsidiary (A) a final judgment or order or settlement for the payment of money in an aggregate amount exceeding $1,500,000, except to the extent such amounts have been paid to or on behalf of the Company or such Subsidiary by its respective insurer(s), or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or any Subsidiary;

(v)           any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect; or the Company or any Subsidiary contests in any manner the validity or enforceability of any Transaction Document or any provision thereof; or the Company or any Subsidiary denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Documents;

(vi)          any Security Agreement ceases to give the Agent (as defined in the Security Agreements) the primary benefits thereof, including a perfected, enforceable first priority security interest in, and Lien on, all of the Collateral (as defined therein);

(vii)         the occurrence of a Triggering Event; or

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(viii)        the occurrence of a Bankruptcy Event.

At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an “Event Notice”), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a purchase price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that if the Equity Conditions are not satisfied on the date of such repurchase and for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of the price set forth in the foregoing clause and the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) and (ii) any Underlying Shares issued to the Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares.  The aggregate amount payable pursuant to the preceding sentence is referred to as the “Event Price.”  The Company shall pay the Event Price to the Holder no later than the fifth Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).  The Company’s obligation to pay the Event Price shall be unconditional and unaffected by any subsequent event (including without limitation any cure of any Event of Default).

(b)           Upon the occurrence of any Bankruptcy Event, all amounts pursuant to Section 9(a) shall immediately become due and payable in full in cash, without any further action by the Holder.

(c)           In connection with any Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right incidental thereto.

10.           Charges, Taxes and Expenses.  Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

11.           Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

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(a)           Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (other than with respect to the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this Section 11(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions.  If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock described in  Section 11(c)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property.

(c)           Fundamental Changes.  If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock described in Section 11(a)), or (v) there is a Change of Control (each case in clauses (i) through (v) above, a “Fundamental Change”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive (except to the extent previously distributed to the Holder pursuant to Section 11(b)), for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”).  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change.  In the event of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

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                (x)            this Note shall thereafter entitle the Holder to purchase the Alternate Consideration;

                (y)           in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Note and the other Transaction Documents; and

                (z)            if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.  At the Holder’s request,  any successor to the Company or surviving Person in such Fundamental Change shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving Person to comply with the provisions of this Section 11(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.  If any Fundamental Change constitutes or results in a Change of Control, then at the request of the Holder, the Company (or any such successor or surviving entity) will purchase this Note from the Holder for a purchase price, payable in cash within five Trading Days after such request, equal to the greater of (x) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (y) the Black-Scholes value of this Note; provided that if the Equity Conditions are not satisfied on the date of such repurchase and, with respect to clause (iii) of the Equity Conditions, for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of (I) the price set forth in the foregoing clause and (II) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           Subsequent Equity Sales.

(i)            If, at any time while this Note is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted

15

hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price.  For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii)           If, at any time while this Note is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii)          Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Excluded Stock, any Approved Issuance or the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007.

(e)           Calculations.  All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g)           Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Change or (iii) authorizes the

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voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 15 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

12.           No Fractional Shares.  The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note.  If any fraction of an Underlying Share would, except for the provisions of this Section 12, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

13.           Notices.  Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery.  The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14.           Miscellaneous.

(a)           This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company shall not be permitted to assign this Note absent the prior written consent of the Holder.

(b)           Subject to Section 14(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(c)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT

17

PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)           The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f)            In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price shall be amended to appropriately account for such event.

(g)           This Note, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof.  No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority Holders or, in the case of a waiver, by the Majority Holders.  Any waiver executed by the Majority Holders shall be binding on the Company and all Holders.  No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  The restrictions set forth in Section 6(b) hereof may not be amended or waived.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

INTERNET COMMERCE CORPORATION

By
Name: Thomas J. Stallings
Title: Chief Executive Officer

Schedule 1

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of  Senior Secured Convertible Notes (the “Notes”) into shares of common stock, no par value (the “Common Stock”), of Internet Commerce Corporation, a Delaware corporation, according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Principal amount of Notes owned prior to conversion

Principal amount of Notes to be converted
(including accrued but unpaid interest thereon)

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Principal amount of Notes owned subsequent to Conversion

Name of Holder

By
Name:
Title:

Schedule 2

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the Senior Secured Convertible Notes issued by Internet Commerce Corporation

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion

EXHIBIT C-1

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

No. [ ]	$[ ]
Date: August 20, 2007

INTERNET COMMERCE CORPORATION
SERIES B SENIOR SECURED CONVERTIBLE NOTE DUE

August 20, 2011

THIS NOTE is one of a series of duly authorized and issued senior secured promissory notes of Internet Commerce Corporation, a Delaware corporation (the “Company”), designated as its Series B Senior Secured Convertible Notes due August 20, 2011, in the aggregate principal amount of $[                   ] (collectively, the “Notes”), issued pursuant to that certain Securities Purchase Agreement dated May 3, 2007, by and among the Company and the Purchasers named therein (as amended, the “Purchase Agreement”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [Holder] or its registered assigns (the “Holder”), the principal sum of [                   ] Dollars $(                      ), on August 20, 2011 (the “Maturity Date”), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof.  In addition, the Company shall pay to the order of the Holder interest on any principal or interest payable hereunder that is not paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 13 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 13.

The Holder is entitled to the benefits of the Security Agreements and the Guaranty.

1.             Definitions.  In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

“Asset Sale” shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company or any Subsidiary and (b) any issuance or sale of any Equity Interests of the Company or any Subsidiary of the Company, in each case, to any person other than the Purchasers.  Notwithstanding the foregoing, none of the following shall constitute “Asset Sales”:  (i) sales of inventory and dispositions of cash and cash equivalents, (ii) any disposition of property that constitutes a Casualty Event, or (iii) any other conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company for fair market value resulting in not more than $500,000 in net cash proceeds per asset sale (or series of related asset sales) and not more than $500,000 in net cash proceeds in any fiscal year; provided that this clause (iv) shall not apply in the case of any asset sale described in clause (b) of the definition of Asset Sale.

“Casualty Event” shall mean any loss of title or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Company.

“Company Prepayment Price” for any Notes which shall be subject to prepayment pursuant to Section 8, shall equal the sum of: (i) the 112.5% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

“Conversion Date” means the date a Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) together with a Conversion Schedule pursuant to Section 6(a).

“Conversion Notice” means a written notice in the form attached hereto as Schedule 1.

“Conversion Price” means $3.036, subject to adjustment from time to time pursuant to Section 11.

“Current Market Price” means, on any calculation date, the arithmetic average

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of the VWAPs for each of the 20 consecutive Trading Days immediately preceding the applicable date.

“Daily Trading Volume” means on any given Trading Day the total volume of Common Stock traded on an Eligible Market as reported by Bloomberg L.P.

“Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holder pursuant to an effective Registration Statement covering the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(b) hereof or the rules or regulations of any Trading Market; (v) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (vi) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (viii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued on or after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

“Event Equity Value” means the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the Event Equity Value shall be the greater of (a) the average of the Closing Prices for the

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five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the average of the Closing Prices for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

“Interest Rate” has the meaning set forth in Section 2(a) herein.

“Interest Rate Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) an amount of such shares of Common Stock equal to the maximum amount issuable in lieu of cash pursuant to Sections 2(c) and (d) of any of the then outstanding Notes for the next six Monthly Installments of all of the then outstanding Notes are registered for resale by the Holder and may be sold by the Holder pursuant to a Registration Statement which is then effective covering that portion of the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (v) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Majority Holders” means Holders of a majority of the outstanding principal amount of all Notes.

“Original Issue Date” means August 20, 2007, regardless of the number of transfers of any particular Note and regardless of the number of new Notes that may be issued in respect of such transfers.

“Prime Rate” means the interest rate on the Interest Payment Date that is published by The Wall Street Journal as the prime lending rate; provided, if The Wall Street Journal ceases to publish an interest rate as the prime lending rate (or similar designation), the Prime Rate shall mean the prime lending rate established from time to time by Citibank, N.A. or its successor.

“Triggering Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is

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satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iii) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (iv) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (v) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vi) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of 10 or more Trading Days (which need not be consecutive Trading Days) in any 12 month period; (b) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within ten Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise or conversion rights of the Holders pursuant to any Transaction Document are otherwise suspended for any reason; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Notes and Warrants or fails to have full authority, including under all laws, rules and regulations of any Trading Market, to issue such Underlying Shares; (d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock; (f) after the effectiveness of the Registration Statement, the Triggering Equity Conditions fail to be satisfied for five or more Trading Days (which need not be consecutive Trading Days); (g) the Company or any Subsidiary fails to make any cash payment required under any Transaction Document to which it is a party and such failure is not cured within five days after notice of such default is first given to the Company by a Holder; (h) the Company or any Subsidiary defaults in the timely performance of any other material obligation under any Transaction Document to which it is a party and such default continues uncured for a period of fifteen days after the date on which notice of such default is first given to the Company by a Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within fifteen days); (i) the Company or any Subsidiary breaches in any material respect any of its representations or warranties under any Transaction Document to which it is a party; or (j) any change, event or circumstance that has had or could reasonably be expected to result in a Material Adverse Effect.

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2.             Principal and Interest.

(a)           The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at a rate equal to the Prime Rate on the applicable Interest Payment Date plus 300 basis points (3.0%) minus the Interest Factor per annum, as the same may be adjusted from time to time pursuant to the terms hereof, but in no event less than zero (the “Interest Rate”).  The Interest Factor on any date shall equal (i) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price on such date, the result of (A) the integer result of (x) the Current Market Price on such date minus the Conversion Price on such date, (y) divided by the Conversion Price on such date and (z) multiplied by four, (B) multiplied by 50 basis points (0.5%), and (ii) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is not greater than the Conversion Price on such date, zero; provided, however, that if the Interest Rate Equity Conditions are not satisfied on such date, the Interest Factor shall be deemed to be zero.  By way of example of the foregoing calculation, if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price and the Interest Rate Equity Conditions are met as of such date, the Prime Rate is 6.0%, the Current Market Price on such date is $4.65 and the Conversion Price on such date is $3.00, then the result of clause (A) above shall be the result of $4.65 minus $3.00, or $1.65, divided by $3.00, resulting in 0.55, multiplied by four, resulting in 2.2, and retaining the integer portion, resulting in 2.0.  In such instance, the Interest Factor would be 2.0 multiplied by 50 basis points (0.5%), or 100 basis points (1.0%), and the Interest Rate would be 6.0%, plus 300 basis points (3.0%), minus 100 basis points (1.0%), or 8.00%.  Interest shall be payable either (i) quarterly in arrears in cash on each of March 31, June 30, September 30 and December 31, except if such date is not a Trading Day in which case such interest shall be payable on the next succeeding Trading Day (each, an “Interest Payment Date”), or (ii) at the Company’s option, annually in advance on any Interest Payment Date.  The first Interest Payment Date shall be September 30, 2007.  During the pendancy of any Event of Default, the Interest Rate shall equal 18%.

(b)           The Company shall pay the principal balance of this Note to the Holder in 30 equal monthly installments (each, a “Monthly Installment”) commencing on February 20, 2009 (or such later date as the Holder may, in its sole discretion, determine by written notice to the Company) and continuing each month thereafter, except if such date is not a Trading Day in which case such Monthly Installment shall be payable on the next succeeding Trading Day (each, a “Principal Payment Date”), until the outstanding principal balance of this Note has been paid in full.  If the Holder elects to convert any portion of the principal amount of this Note, that amount shall be applied as a credit to the next succeeding Monthly Installment or Monthly Installments, as applicable, or such other Monthly Installment(s) as specified by the Holder.

(c)           Unless the Holder otherwise consents in writing, the Company shall pay each Monthly Installment by issuing shares of Common Stock if, and only if (i) all of the Equity Conditions are satisfied on the applicable Principal Payment Date and, with respect to clause (iii) of the Equity Conditions, at all times during the 30 days preceding the applicable Principal Payment Date (or the Holder otherwise waives in writing any of the Equity Conditions) and (ii) the arithmetic average of the VWAP for each of the fifteen (15) consecutive Trading Days prior to such Principal Payment Date is greater than 110% of the Conversion Price then in effect; provided, however, that, unless and to the extent waived by the Holder, the aggregate number of shares issuable by the Company to the Holder as payment in respect of such Monthly Installment shall not exceed 50% of the arithmetic average of the Daily Trading Volume for each of the 20

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consecutive Trading Days preceding such Principal Payment Date.  Any Monthly Installment or any portion thereof that is not required or permitted to be paid in Common Stock pursuant to this Section 2(c) shall be paid by the Company in cash on the applicable Principal Payment Date.

(d)           In the event that the Company pays a Monthly Installment (or any portion thereof) in shares of Common Stock, the number of shares of Common Stock to be issued to the Holder as payment for such Monthly Installment (or any portion thereof) shall be determined by dividing the Monthly Installment (or any portion thereof) by the Conversion Price (as adjusted in accordance herewith) and rounding up to the nearest whole share, and paid to the Holder in accordance with Section 2(e) below.

(e)           In the event that a Monthly Installment (or any portion thereof) is paid in Common Stock, the Company shall on such Principal Payment Date (i) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate, bearing the restrictive legends set forth herein, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled, or (ii) at all times after (x) the Company is eligible to deliver the shares of Common Stock electronically through The Depository Trust Company (the “DTC”) and (y) the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with the DTC through its Deposit Withdrawal Agent Commission System.

(f)            Notwithstanding the foregoing, the Holder may elect to defer (i) any Monthly Installment prior to its Principal Payment Date and/or (ii) with the Company’s consent, any interest payment prior to its Interest Payment Date.  If the Holder elects to defer a Monthly Installment and/or, upon the Company’s consent, an interest payment, the Company shall pay such deferred Monthly Installment and/or interest payment, as applicable, (together with all other amounts that may be due and payable by the Company) on the Maturity Date or such earlier date as the Holder may otherwise elect in writing (but not prior to the Principal Payment Date or, if applicable, the Interest Payment Date, when it was otherwise due).  If the Holder elects to defer the interest payable on an Interest Payment Date, and the Company consents to such deferral, such deferred interest shall be added to the aggregate principal amount of this Note as of such Interest Payment Date and shall be payable in accordance with this Section 2.

3.             Ranking and Covenants.

(a)           Except for Permitted Indebtedness (as defined in Section 4.10(a) of the Purchase Agreement) (i) no Indebtedness of the Company is senior to or on a parity with this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b)           So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition of its capital stock (other

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than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Section 3.1(g) of the Purchase Agreement), except for the redemption of the Company’s Series D Preferred Stock pursuant to its terms in effect on the date hereof at an aggregate purchase price not to exceed $250,000 or (ii) issue any Floating Price Security (as defined in Section 11(d)(ii)).

(c)           If, at any time while any Note is outstanding, the Company or any Subsidiary (i) issues or incurs any Indebtedness for borrowed money, including, without limitation, Indebtedness evidenced by notes, bonds, debentures or other similar instruments but excluding Permitted Indebtedness, or (ii) effects any Subsequent Placement, the Company shall notify the Holder of such event and offer (which offer shall remain open for 10 Trading Days) to repurchase an amount of this Note from the Holder having an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of such Indebtedness or Subsequent Placement, and (B) the aggregate amount required to repurchase this entire Note pursuant to this Section 3(c).  All Notes repurchased under this Section 3(c) shall be repurchased at a price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that, in the event (i) the Equity Conditions are not satisfied on the date of such repurchase solely because a Registration Statement covering the resale of the Underlying Shares of the repurchased Notes is delayed pursuant to the provisions of Section 6.1(a) of the Purchase Agreement and Rule 415, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the sum of (1) 62.5% of the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment and (2) 50% of the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) or (ii) the Equity Conditions are not satisfied on the date of such repurchase (for any reason other than as specified in clause (i) above) or, with respect to clause (iii) of the Equity Conditions, were not satisfied at all times during the 20 Trading Days immediately preceding and including such date, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) each Note (taking into account the adjustments set forth in Section 11 and disregarding any limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder.  The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

                (e)           The Company may not prepay, repurchase or redeem all or any portion of this Note except as specified herein, or as provided for in Sections 4.6(d) and 4.11 of the Purchase Agreement.

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4.             Registration of Notes.  The Company shall register the Notes upon records to be maintained by the Company for that purpose (the “Note Register”) in the name of each record holder thereof from time to time.  The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

5.             Registration of Transfers and Exchanges.  This Note and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Note and the Purchase Agreement.  The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein.  Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

6.             Conversion.

(a)           At the Option of the Holder.  All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(b)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date.  The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.  The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the “Conversion Schedule”).  If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Section 6(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b)           Certain Conversion Restrictions.  The number of shares of Common Stock that may be acquired by a Holder upon any conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% (or such lower percentage if Section 16 of the Exchange Act (or any successor thereto) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9%) of the total number of issued and outstanding shares of Common

9

Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

7.             Mechanics of Conversion; Restrictive Legends.

(a)           Upon conversion of this Note, the Company shall promptly (but in no event later than five Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion.  The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date.  The Company shall, upon request of the Holder, subject to applicable securities laws, use commercially reasonable efforts to deliver the Underlying Shares hereunder electronically through the DTC.

(b)           The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder.  Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount; provided that the cancellation of the original Note shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System.  Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c)           The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares (other than such limitations contemplated by this Note).

(d)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall either (i) pay cash to the Holder (in addition to any other

10

remedies available to or elected by the Holder) in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

Each certificate for Underlying Shares shall bear a restrictive legend to the extent required and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

8.             Prepayment.

(a)           Subject to Section 4.11 of the Purchase Agreement, upon the occurrence of any Asset Sale and the delivery of a written notice thereof to the Holder (a “Company Prepayment Notice” and the date such notice is delivered by the Company, the “Company Notice Date”) received by the Holder prior to August 20, 2008, the Company shall be entitled to prepay in cash at the Company Prepayment Price a portion of the outstanding principal amount of this Note up to an amount not to exceed the Pro Rata Portion (as defined below) of the lesser of the net cash proceeds received from the Asset Sale and $10,000,000 less any prior repayment or repurchase of Notes.  The Holder may, within five Trading Days of its receipt of the Company Prepayment Notice, convert any portion of the outstanding principal amount of this Note and any accrued and unpaid interest thereon to be prepaid in connection with such Company Prepayment Notice.  Once delivered, the Company shall not be entitled to rescind a Company Prepayment Notice.  Notwithstanding anything to the contrary, if the Equity Conditions are not satisfied on the applicable Company Notice Date, the Company must receive the Holder’s written consent prior to any prepayment made pursuant to this Section 8.  “Pro Rata Portion” mean the ratio that the principal amount outstanding under this Note bears to the outstanding principal amount of all Notes then outstanding.

(b)           If the aggregate amount outstanding under the Notes (as defined in the Purchase Agreement), including any interested accrued and unpaid thereon, on December 17, 2007 exceeds $60,000,000 (any such excess amount, the “Excess”), the Company shall within 2 Business Days prepay in cash at the Company Prepayment Price a portion of this Note equal to the Pro Rata Portion of the Excess.

9.             Events of Default.

(a)           “Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

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(i)            any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii)           the Company or any Subsidiary defaults in any of its covenants or other obligations in respect of (A) any Permitted Indebtedness or (B) any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $500,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the time permitted by such agreements; or any event or circumstance occurs that with notice or lapse of time would constitute such a default.

(iii)          the Company or any Subsidiary is in default under any contract or agreement, financial or otherwise, between the Company or any Subsidiary, as applicable, and any other Person and such default involves claimed actual damages in excess of $2,500,000 or the other party thereto commences litigation or arbitration proceedings to exercise its rights and remedies under such contract or agreement as a consequence of such default and such default is not waived or cured within 90 days of the occurrence thereof;

(iv)          there is entered against the Company or any Subsidiary (A) a final judgment or order or settlement for the payment of money in an aggregate amount exceeding $1,500,000, except to the extent such amounts have been paid to or on behalf of the Company or such Subsidiary by its respective insurer(s), or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or any Subsidiary;

(v)           any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect; or the Company or any Subsidiary contests in any manner the validity or enforceability of any Transaction Document or any provision thereof; or the Company or any Subsidiary denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Documents;

(vi)          any Security Agreement ceases to give the Agent (as defined in the Security Agreements) the primary benefits thereof, including a perfected, enforceable first priority security interest in, and Lien on, all of the Collateral (as defined therein);

(vii)         the occurrence of a Triggering Event; or

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(viii)        the occurrence of a Bankruptcy Event.

At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an “Event Notice”), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a purchase price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that if the Equity Conditions are not satisfied on the date of such repurchase and for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of the price set forth in the foregoing clause and the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) and (ii) any Underlying Shares issued to the Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares.  The aggregate amount payable pursuant to the preceding sentence is referred to as the “Event Price.”  The Company shall pay the Event Price to the Holder no later than the fifth Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).  The Company’s obligation to pay the Event Price shall be unconditional and unaffected by any subsequent event (including without limitation any cure of any Event of Default).

(b)           Upon the occurrence of any Bankruptcy Event, all amounts pursuant to Section 9(a) shall immediately become due and payable in full in cash, without any further action by the Holder.

(c)           In connection with any Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right incidental thereto.

10.           Charges, Taxes and Expenses.  Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

11.           Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

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(a)           Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (other than with respect to the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this Section 11(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions.  If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock described in  Section 11(c)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property.

(c)           Fundamental Changes.  If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock described in Section 11(a)), or (v) there is a Change of Control (each case in clauses (i) through (v) above, a “Fundamental Change”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive (except to the extent previously distributed to the Holder pursuant to Section 11(b)), for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”).  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change.  In the event of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

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                (x)            this Note shall thereafter entitle the Holder to purchase the Alternate Consideration;

                (y)           in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Note and the other Transaction Documents; and

                (z)            if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.  At the Holder’s request,  any successor to the Company or surviving Person in such Fundamental Change shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving Person to comply with the provisions of this Section 11(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.  If any Fundamental Change constitutes or results in a Change of Control, then at the request of the Holder, the Company (or any such successor or surviving entity) will purchase this Note from the Holder for a purchase price, payable in cash within five Trading Days after such request, equal to the greater of (x) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (y) the Black-Scholes value of this Note.; provided that if the Equity Conditions are not satisfied on the date of such repurchase and, with respect to clause (iii) of the Equity Conditions, for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of (I) the price set forth in the foregoing clause and (II) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           Subsequent Equity Sales.

(i)            If, at any time while this Note is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted

15

hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price.  For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii)           If, at any time while this Note is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii)          Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Excluded Stock, any Approved Issuance or the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007.

(e)           Calculations.  All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g)           Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Change or (iii) authorizes the

16

voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 15 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

12.           No Fractional Shares.  The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note.  If any fraction of an Underlying Share would, except for the provisions of this Section 12, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

13.           Notices.  Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery.  The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14.           Miscellaneous.

(a)           This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company shall not be permitted to assign this Note absent the prior written consent of the Holder.

(b)           Subject to Section 14(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(c)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT

17

PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)           The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f)            In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price shall be amended to appropriately account for such event.

(g)           This Note, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof.  No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority Holders or, in the case of a waiver, by the Majority Holders.  Any waiver executed by the Majority Holders shall be binding on the Company and all Holders.  No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  The restrictions set forth in Section 6(b) hereof may not be amended or waived.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

INTERNET COMMERCE CORPORATION

By
Name: Thomas J. Stallings
Title: Chief Executive Officer

Schedule 1

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of  Senior Secured Convertible Notes (the “Notes”) into shares of common stock, no par value (the “Common Stock”), of Internet Commerce Corporation, a Delaware corporation, according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Principal amount of Notes owned prior to conversion

Principal amount of Notes to be converted (including accrued but unpaid interest thereon)

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Principal amount of Notes owned subsequent to Conversion

Name of Holder

By
Name:
Title:

Schedule 2

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the Senior Secured Convertible Notes issued by Internet Commerce Corporation

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion

EXHIBIT C-2

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

No. [               ]                                                                                                                                                                $[                ]
Date:  [                ] [      ], 2007

INTERNET COMMERCE CORPORATION
SERIES A-1 SENIOR SECURED CONVERTIBLE NOTE DUE

[           ] [   ], 2011

THIS NOTE is one of a series of duly authorized and issued senior secured promissory notes of Internet Commerce Corporation, a Delaware corporation (the “Company”), designated as its Series A-1 Senior Secured Convertible Notes due [               ] [    ](1), 2011, in the aggregate principal amount of $[                   ] (collectively, the “Notes”), issued pursuant to that certain Securities Purchase Agreement dated May 3, 2007, by and among the Company and the Purchasers named therein (as amended, the “Purchase Agreement”).

FOR VALUE RECEIVED, the Company promises to pay to the order of [Holder] or its registered assigns (the “Holder”), the principal sum of [                  ] Dollars $(                   ), on [               ] [    ], 2011 (the “Maturity Date”), or such earlier date as the Notes are required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the then outstanding principal amount of this Note in accordance with the provisions hereof.  In addition, the Company shall pay to the order of the Holder interest on any principal or interest payable hereunder that is not paid in full when due, whether at the time of any stated interest payment date or maturity or by prepayment, acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law).

(1)           Four-year anniversary from the Exercise Date of the applicable Additional Investment Right.

Interest payable under this Note shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which interest is payable.

Payments of principal and interest shall be made in lawful money of the United States of America to the Holder at its address as provided in Section 13 or by wire transfer to such account specified from time to time by the Holder hereof for such purpose as provided in Section 13.

The Holder is entitled to the benefits of the Security Agreements and the Guaranty.

1.             Definitions.  In addition to the terms defined elsewhere in this Note, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

“Asset Sale” shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company or any Subsidiary and (b) any issuance or sale of any Equity Interests of the Company or any Subsidiary of the Company, in each case, to any person other than the Purchasers.  Notwithstanding the foregoing, none of the following shall constitute “Asset Sales”:  (i) sales of inventory and dispositions of cash and cash equivalents, (ii) any disposition of property that constitutes a Casualty Event, or (iii) any other conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation) of any property, by the Company for fair market value resulting in not more than $500,000 in net cash proceeds per asset sale (or series of related asset sales) and not more than $500,000 in net cash proceeds in any fiscal year; provided that this clause (iv) shall not apply in the case of any asset sale described in clause (b) of the definition of Asset Sale.

“Casualty Event” shall mean any loss of title or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Company.

“Company Prepayment Price” for any Notes which shall be subject to prepayment pursuant to Section 8, shall equal the sum of: (i) the 112.5% of the principal amount of Notes to be prepaid, plus all accrued and unpaid interest thereon, and (ii) all other amounts, costs, expenses and liquidated damages due in respect of such Notes.

“Conversion Date” means the date a Conversion Notice is delivered to the Company (as determined in accordance with the notice provisions hereof) together with a Conversion Schedule pursuant to Section 6(a).

“Conversion Notice” means a written notice in the form attached hereto as Schedule 1.

“Conversion Price” means [                  ](1), subject to adjustment from time to time pursuant to Section 11.

“Current Market Price” means, on any calculation date, the arithmetic average of the VWAPs for each of the 20 consecutive Trading Days immediately preceding the applicable date.

“Daily Trading Volume” means on any given Trading Day the total volume of Common Stock traded on an Eligible Market as reported by Bloomberg L.P.

“Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) such shares of Common Stock are registered for resale by the Holder and may be sold by the Holder pursuant to an effective Registration Statement covering the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) such issuance would be permitted in full without violating Section 6(b) hereof or the rules or regulations of any Trading Market; (v) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (vi) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vii) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (viii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued on or after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

“Event Equity Value” means the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value, provided that if the Company does not make such required payment

(1)                                  The lesser of (i) 120% of the arithmetic average of the VWAPs for the ten consecutive Trading Days prior to the Original Issue Date (ii) 120% the Closing Price on the Trading Day immediately prior to April 14, 2007 (iii) 120% of the Closing Price on the Trading Day immediately preceding the Original Issue Date and (iv) the Conversion Price then in effect on any Series A Note.

(together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) when due or, in the event the Company disputes in good faith the occurrence of the event pursuant to which such notice relates, does not instead deposit such required payment (together with such other payments, expenses and liquidated damages then due) in escrow with an independent third-party escrow agent within five Trading Days of the date such required payment is due, then the Event Equity Value shall be the greater of (a) the average of the Closing Prices for the five Trading Days preceding the date of delivery of the notice requiring payment of the Event Equity Value and (b) the average of the Closing Prices for the five Trading Days preceding the date on which such required payment (together with such other payments, expenses and liquidated damages) is paid in full.

“Interest Rate” has the meaning set forth in Section 2(a) herein.

“Interest Rate Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) an amount of such shares of Common Stock equal to the maximum amount issuable in lieu of cash pursuant to Sections 2(c) and (d) of any of the then outstanding Notes for the next six Monthly Installments of all of the then outstanding Notes are registered for resale by the Holder and may be sold by the Holder pursuant to a Registration Statement which is then effective covering that portion of the Underlying Shares, or all such shares may be sold without volume restrictions pursuant to Rule 144 under the Securities Act or are eligible for sale under Rule 144(k) under the Securities Act; (iii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iv) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (v) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (vi) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vii) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Majority Holders” means Holders of a majority of the outstanding principal amount of all Notes.

“Original Issue Date” means [                ] [    ], 2007, regardless of the number of transfers of any particular Note and regardless of the number of new Notes that may be issued in respect of such transfers.

“Prime Rate” means the interest rate on the Interest Payment Date that is published by The Wall Street Journal as the prime lending rate; provided, if The Wall

Street Journal ceases to publish an interest rate as the prime lending rate (or similar designation), the Prime Rate shall mean the prime lending rate established from time to time by Citibank, N.A. or its successor.

“Triggering Equity Conditions” means, with respect to Common Stock issuable pursuant to the Transaction Documents (including, without limitation, upon conversion or exercise in full of the Notes and Warrants), that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; (ii) the Common Stock is listed or quoted (and is not suspended from trading) on an Eligible Market and such shares of Common Stock are approved for listing upon issuance; (iii) no Event of Default nor any event or circumstance that with the passage of time and without being cured would constitute an Event of Default has occurred and not been cured; (iv) neither the Company nor any Subsidiary is in default or has breached any material obligation under any Transaction Document; (v) no public announcement of a pending or proposed Change of Control transaction has occurred that has not been consummated; and (vi) the Company has confirmed to Holder that the Company has not provided Holder with what the Company believes could be deemed material, non-public information, except to the extent requested and received by the Holder pursuant to Section 4.18 of the Purchase Agreement.

“Triggering Event” means any of the following events: (a) the Common Stock is not listed or quoted, or is suspended from trading, on an Eligible Market for a period of 10 or more Trading Days (which need not be consecutive Trading Days) in any 12 month period; (b) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within ten Trading Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise or conversion rights of the Holders pursuant to any Transaction Document are otherwise suspended for any reason; (c) the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Notes and Warrants or fails to have full authority, including under all laws, rules and regulations of any Trading Market, to issue such Underlying Shares; (d) at any time after the Closing Date, any Common Stock issuable pursuant to the Transaction Documents is not listed on an Eligible Market; (e) the Company effects or publicly announces its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock; (f) after the effectiveness of the Registration Statement, the Triggering Equity Conditions fail to be satisfied for five or more Trading Days (which need not be consecutive Trading Days); (g) the Company or any Subsidiary fails to make any cash payment required under any Transaction Document to which it is a party and such failure is not cured within five days after notice of such default is first given to the Company by a Holder; (h) the Company or any Subsidiary defaults in the timely performance of any other material obligation under any Transaction Document to which it is a party and such default continues uncured for a period of fifteen days after the date on which notice of such default is first given to the Company by a Holder (it being understood that no prior notice need be given in the case of a default that cannot reasonably be cured within fifteen days); (i) the Company or any Subsidiary breaches in any material respect any of its representations or warranties under any Transaction Document to which it is a party; or (j) any change, event or circumstance that has had or could reasonably be expected to result in a Material Adverse Effect.

2.             Principal and Interest.

(a)           The Company shall pay interest to the Holder on the then outstanding principal amount of this Note at a rate equal to the Prime Rate on the applicable Interest Payment Date plus 75 basis points (.75%) minus the Interest Factor per annum, as the same may be adjusted from time to time pursuant to the terms hereof, but in no event less than zero (the “Interest Rate”).  The Interest Factor on any date shall equal (i) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price on such date, the result of (A) the integer result of (x) the Current Market Price on such date minus the Conversion Price on such date, (y) divided by the Conversion Price on such date and (z) multiplied by four, (B) multiplied by 50 basis points (0.5%), and (ii) if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is not greater than the Conversion Price on such date, zero; provided, however, that if the Interest Rate Equity Conditions are not satisfied on such date, the Interest Factor shall be deemed to be zero.  By way of example of the foregoing calculation, if the VWAPs for each of the 20 consecutive Trading Days immediately preceding such date is greater than the Conversion Price and the Interest Rate Equity Conditions are met as of such date, the Prime Rate is 6.0%, the Current Market Price on such date is $4.65 and the Conversion Price on such date is $3.00, then the result of clause (A) above shall be the result of $4.65 minus $3.00, or $1.65, divided by $3.00, resulting in 0.55, multiplied by four, resulting in 2.2, and retaining the integer portion, resulting in 2.0.  In such instance, the Interest Factor would be 2.0 multiplied by 50 basis points (0.5%), or 100 basis points (1.0%), and the Interest Rate would be 6.0%, plus 75 basis points (.75%), minus 100 basis points (1.0%), or 5.75%.  Interest shall be payable either (i) quarterly in arrears in cash on each of March 31, June 30, September 30 and December 31, except if such date is not a Trading Day in which case such interest shall be payable on the next succeeding Trading Day (each, an “Interest Payment Date”), or (ii) at the Company’s option, annually in advance on any Interest Payment Date.  The first Interest Payment Date shall be [                ,        ].  During the pendancy of any Event of Default, the Interest Rate shall equal 18%.

(b)           The Company shall pay the principal balance of this Note to the Holder in 30 equal monthly installments (each, a “Monthly Installment”) commencing on [                   ,      ](1) (or such later date as the Holder may, in its sole discretion, determine by written notice to the Company) and continuing each month thereafter, except if such date is not a Trading Day in which case such Monthly Installment shall be payable on the next succeeding Trading Day (each, a “Principal Payment Date”), until the outstanding principal balance of this Note has been paid in full.  If the Holder elects to convert any portion of the principal amount of this Note, that amount shall be applied as a credit to the next succeeding Monthly Installment or Monthly Installments, as applicable, or such other Monthly Installment(s) as specified by the Holder.

(c)           Unless the Holder otherwise consents in writing, the Company shall pay each Monthly Installment by issuing shares of Common Stock if, and only if (i) all of the Equity

(1)           The date that is 18 months after the Exercise Date of the applicable Additional Investment Right.

Conditions are satisfied on the applicable Principal Payment Date and, with respect to clause (iii) of the Equity Conditions, at all times during the 30 days preceding the applicable Principal Payment Date (or the Holder otherwise waives in writing any of the Equity Conditions) and (ii) the arithmetic average of the VWAP for each of the fifteen (15) consecutive Trading Days prior to such Principal Payment Date is greater than 110% of the Conversion Price then in effect; provided, however, that, unless and to the extent waived by the Holder, the aggregate number of shares issuable by the Company to the Holder as payment in respect of such Monthly Installment shall not exceed 50% of the arithmetic average of the Daily Trading Volume for each of the 20 consecutive Trading Days preceding such Principal Payment Date.  Any Monthly Installment or any portion thereof that is not required or permitted to be paid in Common Stock pursuant to this Section 2(c) shall be paid by the Company in cash on the applicable Principal Payment Date.

(d)           In the event that the Company pays a Monthly Installment (or any portion thereof) in shares of Common Stock, the number of shares of Common Stock to be issued to the Holder as payment for such Monthly Installment (or any portion thereof) shall be determined by dividing the Monthly Installment (or any portion thereof) by the Conversion Price (as adjusted in accordance herewith) and rounding up to the nearest whole share, and paid to the Holder in accordance with Section 2(e) below.

(e)           In the event that a Monthly Installment (or any portion thereof) is paid in Common Stock, the Company shall on such Principal Payment Date (i) issue (or cause to be issued) and deliver (or cause to be delivered) to the Holder a certificate, bearing the restrictive legends set forth herein, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled, or (ii) at all times after (x) the Company is eligible to deliver the shares of Common Stock electronically through The Depository Trust Company (the “DTC”) and (y) the Holder has notified the Company that this clause (ii) shall apply, credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with the DTC through its Deposit Withdrawal Agent Commission System.

(f)            Notwithstanding the foregoing, the Holder may elect to defer (i) any Monthly Installment prior to its Principal Payment Date and/or (ii) with the Company’s consent, any interest payment prior to its Interest Payment Date.  If the Holder elects to defer a Monthly Installment and/or, upon the Company’s consent, an interest payment, the Company shall pay such deferred Monthly Installment and/or interest payment, as applicable, (together with all other amounts that may be due and payable by the Company) on the Maturity Date or such earlier date as the Holder may otherwise elect in writing (but not prior to the Principal Payment Date or, if applicable, the Interest Payment Date, when it was otherwise due).  If the Holder elects to defer the interest payable on an Interest Payment Date, and the Company consents to such deferral, such deferred interest shall be added to the aggregate principal amount of this Note as of such Interest Payment Date and shall be payable in accordance with this Section 2.

3.             Ranking and Covenants.

(a)           Except for Permitted Indebtedness (as defined in Section 4.10(a) of the Purchase Agreement) (i) no Indebtedness of the Company is senior to or on a parity with this Note in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise, and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any Indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom.

(b)           So long as any Notes are outstanding, neither the Company nor any Subsidiary shall, directly or indirectly, (i) redeem, purchase or otherwise acquire any capital stock or set aside any monies for such a redemption, purchase or other acquisition of its capital stock (other than pursuant to the Company’s stock option plan or similar employee incentive plan as described in Section 3.1(g) of the Purchase Agreement), except for the redemption of the Company’s Series D Preferred Stock pursuant to its terms in effect on the date hereof at an aggregate purchase price not to exceed $250,000 or (ii) issue any Floating Price Security (as defined in Section 11(d)(ii)).

(c)           If, at any time while any Note is outstanding, the Company or any Subsidiary (i) issues or incurs any Indebtedness for borrowed money, including, without limitation, Indebtedness evidenced by notes, bonds, debentures or other similar instruments but excluding Permitted Indebtedness, or (ii) effects any Subsequent Placement, the Company shall notify the Holder of such event and offer (which offer shall remain open for 10 Trading Days) to repurchase an amount of this Note from the Holder having an aggregate price (as determined below) equal to the lesser of (A) the aggregate amount of such Indebtedness or Subsequent Placement, and (B) the aggregate amount required to repurchase this entire Note pursuant to this Section 3(c).  All Notes repurchased under this Section 3(c) shall be repurchased at a price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that, in the event (i) the Equity Conditions are not satisfied on the date of such repurchase solely because a Registration Statement covering the resale of the Underlying Shares of the repurchased Notes is delayed pursuant to the provisions of Section 6.1(a) of the Purchase Agreement and Rule 415, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the sum of (1) 62.5% of the outstanding principal amount of the Notes purchased, plus all accrued but unpaid interest thereon through the date of payment and (2) 50% of the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) or (ii) the Equity Conditions are not satisfied on the date of such repurchase (for any reason other than as specified in clause (i) above) or, with respect to clause (iii) of the Equity Conditions, were not satisfied at all times during the 20 Trading Days immediately preceding and including such date, then, such Notes shall be repurchased at a price equal to the greater of (X) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (Y) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) each Note (taking into account the adjustments set forth in Section 11 and disregarding any limitations set forth in Section 6(b)), free from preemptive rights or any other contingent purchase rights of Persons other than the Holder.  The Company covenants that all Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized and issued and fully paid and nonassessable.

(e)           The Company may not prepay, repurchase or redeem all or any portion of this Note except as specified herein, or as provided for in Sections 4.6(d) and 4.11 of the Purchase Agreement.

4.             Registration of Notes.  The Company shall register the Notes upon records to be maintained by the Company for that purpose (the “Note Register”) in the name of each record holder thereof from time to time.  The Company may deem and treat the registered Holder of this Note as the absolute owner hereof for the purpose of any conversion hereof or any payment of interest or principal hereon, and for all other purposes, absent actual notice to the contrary.

5.             Registration of Transfers and Exchanges.  This Note and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof; provided, however, that the transferee shall agree in writing to be bound by the terms and subject to the conditions of this Note and the Purchase Agreement.  The Company shall register the transfer of any portion of this Note in the Note Register upon surrender of this Note to the Company at its address for notice set forth herein.  Upon any such registration or transfer, a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Note.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge or other fee will be imposed in connection with any such registration of transfer or exchange.

6.             Conversion.

(a)           At the Option of the Holder.  All or any portion of this Note shall be convertible into shares of Common Stock (subject to the limitations set forth in Section 6(b)), at the option of the Holder, at any time and from time to time from and after the Original Issue Date.  The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, plus the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.  The Holder shall effect conversions under this Section 6(a) by delivering to the Company a Conversion Notice together with a schedule in the form of Schedule 2 attached hereto (the “Conversion Schedule”).  If the Holder is converting less than all of the principal amount of this Note, or if a conversion hereunder may not be effected in full due to the application of Section 6(b), the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a Conversion Schedule indicating the principal amount (and accrued interest) which has not been converted.

(b)           Certain Conversion Restrictions.  The number of shares of Common Stock that may be acquired by a Holder upon any conversion of Notes (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with such Holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 9.9% (or such lower percentage if Section 16 of the Exchange Act (or any successor thereto) is changed to reduce the beneficial ownership percentage threshold thereunder to a percentage less than 9.9%) of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

7.             Mechanics of Conversion; Restrictive Legends.

(a)           Upon conversion of this Note, the Company shall promptly (but in no event later than five Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion.  The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date.  The Company shall, upon request of the Holder, subject to applicable securities laws, use commercially reasonable efforts to deliver the Underlying Shares hereunder electronically through the DTC.

(b)           The Holder shall not be required to deliver the original Note in order to effect a conversion hereunder.  Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the original Note and issuance of a New Note representing the remaining outstanding principal amount; provided that the cancellation of the original Note shall not be deemed effective until a certificate for such Underlying Shares is delivered to the Holder, or the Holder or its designee receives a credit for such Underlying Shares to its balance account with the DTC through its Deposit Withdrawal Agent Commission System.  Upon surrender of this Note following one or more partial conversions, the Company shall promptly deliver to the Holder a New Note representing the remaining outstanding principal amount.

(c)           The Company’s obligations to issue and deliver Underlying Shares upon conversion of this Note in accordance with the terms and subject to the conditions hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any set-off, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Underlying Shares (other than such limitations contemplated by this Note).

(d)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), then the Holder will have the right to rescind such conversion.

(e)           If by the fifth Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section 7(a), and if after such fifth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall either (i) pay cash to the Holder (in addition to any other remedies available to or elected by the Holder) in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

Each certificate for Underlying Shares shall bear a restrictive legend to the extent required and as provided in the Purchase Agreement and any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the holder thereof (which opinion shall be reasonably satisfactory to counsel for the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

8.             Prepayment.

(a)           Subject to Section 4.11 of the Purchase Agreement, upon the occurrence of any Asset Sale and the delivery of a written notice thereof to the Holder (a “Company Prepayment Notice” and the date such notice is delivered by the Company, the “Company Notice Date”) received by the Holder prior to August 20, 2008, the Company shall be entitled to prepay in cash at the Company Prepayment Price a portion of the outstanding principal amount of this Note up to an amount not to exceed the Pro Rata Portion (as defined below) of the lesser of the net cash proceeds received from the Asset Sale and $5,000,000 less any prior repayment or repurchase of Notes and Series A Notes.  The Holder may, within five Trading Days of its receipt of the Company Prepayment Notice, convert any portion of the outstanding principal amount of this Note and any accrued and unpaid interest thereon to be prepaid in connection with such Company Prepayment Notice.  Once delivered, the Company shall not be entitled to rescind a Company Prepayment Notice.  Notwithstanding anything to the contrary, if the Equity Conditions are not satisfied on the applicable Company Notice Date, the Company must receive the Holder’s written consent prior to any prepayment made pursuant to this Section 8.  “Pro Rata Portion” mean the ratio that the principal amount outstanding under this Note bears to the outstanding principal amount of all Notes then outstanding.

(b)           If the aggregate amount outstanding under the Notes (as defined in the Purchase Agreement), including any interested accrued and unpaid thereon, on December 17, 2007 exceeds $60,000,000 (any such excess amount, the “Excess”), the Company shall within 2 Business Days prepay in cash at the Company Prepayment Price a portion of this Note equal to the Pro Rata Portion of the Excess.

9.             Events of Default.

(a)           “Event of Default” means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)            any default in the payment (free of any claim of subordination) of principal, interest or liquidated damages in respect of any Notes, as and when the same becomes due and payable (whether on a date specified for the payment of interest or the date on which the obligations under the Note mature or by acceleration, redemption, prepayment or otherwise);

(ii)           the Company or any Subsidiary defaults in any of its covenants or other obligations in respect of (A) any Permitted Indebtedness or (B) any other note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any Subsidiary in an amount exceeding $500,000, whether such Indebtedness now exists or is hereafter created, and any such default is not cured within the time permitted by such agreements; or any event or circumstance occurs that with notice or lapse of time would constitute such a default.

(iii)          the Company or any Subsidiary is in default under any contract or agreement, financial or otherwise, between the Company or any Subsidiary, as applicable, and any other Person and such default involves claimed actual damages in excess of $2,500,000 or the other party thereto commences litigation or arbitration proceedings to exercise its rights and remedies under such contract or agreement as a consequence of such default and such default is not waived or cured within 90 days of the occurrence thereof;

(iv)          there is entered against the Company or any Subsidiary (A) a final judgment or order or settlement for the payment of money in an aggregate amount exceeding $1,500,000, except to the extent such amounts have been paid to or on behalf of the Company or such Subsidiary by its respective insurer(s), or (B) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company or any Subsidiary;

(v)           any provision of any Transaction Document, at any time after the Original Issue Date, and for any reason other than as expressly permitted thereunder, ceases to be in full force and effect; or the Company or any Subsidiary contests in any manner the validity or enforceability of any Transaction Document or any provision thereof; or the Company or any Subsidiary denies that it has any or further liability or obligation under any Transaction Document, or purports to revoke, terminate or rescind any Transaction Documents;

(vi)          any Security Agreement ceases to give the Agent (as defined in the Security Agreements) the primary benefits thereof, including a perfected, enforceable first priority security interest in, and Lien on, all of the Collateral (as defined therein);

(vii)         the occurrence of a Triggering Event; or

(viii)        the occurrence of a Bankruptcy Event.

At any time or times following the occurrence of an Event of Default, the Holder shall have the option to elect, by notice to the Company (an “Event Notice”), to require the Company to repurchase all or any portion of (i) the outstanding principal amount of this Note, at a purchase price equal to 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment; provided that if the Equity Conditions are not satisfied on the date of such repurchase and for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of the price set forth in the foregoing clause and the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion) and (ii) any Underlying Shares issued to the Holder upon conversion of Notes and then owned by the Holder, at a price per share equal to the Event Equity Value of such issuable and issued Underlying Shares.  The aggregate amount payable pursuant to the preceding sentence is referred to as the “Event Price.”  The Company shall pay the Event Price to the Holder no later than the fifth Trading Day following the date of delivery of the Event Notice, and upon receipt thereof the Holder shall deliver this Note and certificates evidencing any Underlying Shares so repurchased to the Company (to the extent such certificates have been delivered to the Holder).  The Company’s obligation to pay the Event Price shall be unconditional and unaffected by any subsequent event (including without limitation any cure of any Event of Default).

(b)           Upon the occurrence of any Bankruptcy Event, all amounts pursuant to Section 9(a) shall immediately become due and payable in full in cash, without any further action by the Holder.

(c)           In connection with any Event of Default, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Any such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right incidental thereto.

10.           Charges, Taxes and Expenses.  Issuance of certificates for Underlying Shares upon conversion of (or otherwise in respect of) this Note shall be made without charge to the

 Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Underlying Shares or Notes in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Note or receiving Underlying Shares in respect hereof.

11.           Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 11.

(a)           Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (other than with respect to the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this Section 11(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this Section 11(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions.  If the Company, at any time while this Note is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock described in  Section 11(c)), (iii) rights or warrants to subscribe for or purchase any security, or (iv) cash or any other asset (in each case, “Distributed Property”), then the Company shall deliver to the Holder (on the effective date of such distribution), the Distributed Property that the Holder would have been entitled to receive in respect of the Underlying Shares for which this Note could have been converted immediately prior to the date on which holders of Common Stock became entitled to receive such Distributed Property.

(c)           Fundamental Changes.  If, at any time while this Note is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or more transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock described in Section 11(a)), or (v) there is a Change of Control (each case in clauses (i) through (v) above, a “Fundamental Change”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive (except to the extent previously distributed to the Holder pursuant to Section 11(b)), for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of one share of Common Stock (the “Alternate Consideration”).  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Change, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Change.  In the event of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Holder a written agreement providing that:

(x)                                   this Note shall thereafter entitle the Holder to purchase the Alternate Consideration;

(y)           in the case of any such successor or purchasing Person, upon such consolidation, merger, statutory exchange, combination, sale or conveyance such successor or purchasing Person shall be jointly and severally liable with the Company for the performance of all of the Company’s obligations under this Note and the other Transaction Documents; and

(z)            if registration or qualification is required under the Exchange Act or applicable state law for the public resale by the Holder of shares of stock and other securities so issuable upon exercise of this Note, such registration or qualification shall be completed prior to such reclassification, change, consolidation, merger, statutory exchange, combination or sale.

If, in the case of any Fundamental Change, the Alternate Consideration includes shares of stock, other securities, other property or assets of a Person other than the Company or any such successor or purchasing Person, as the case may be, in such Fundamental Change, then such written agreement shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing.  At the Holder’s request,  any successor to the Company or surviving Person in such Fundamental Change shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder’s right to convert such Note into Alternate Consideration.  The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving Person to comply with the provisions of this Section 11(c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Change.  If any Fundamental Change constitutes or results in a Change of Control, then at the request of the Holder, the Company (or any such successor or surviving entity) will purchase this Note from the Holder for a purchase price, payable in cash within five Trading Days after such request, equal to the greater of (x) 125% of the outstanding principal amount of the Notes repurchased, plus all accrued but unpaid interest thereon through the date of payment and (y) the Black-Scholes value of this Note; provided that if the Equity Conditions are not satisfied on the date of such repurchase and, with respect to clause (iii) of the Equity Conditions, for the 20 Trading Days immediately preceding such date, such Notes shall be repurchased at a price equal to the greater of (I) the price set forth in the foregoing clause and (II) the Event Equity Value of the Underlying Shares then issuable upon conversion of the Notes repurchased (without regard to any restrictions on conversion).

(d)           Subsequent Equity Sales.

(i)            If, at any time while this Note is outstanding, the Company directly or indirectly issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, “Common Stock Equivalents”) at an effective net price to the Company per share of Common Stock (the “Effective Price”) less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be reduced to equal the Effective Price.  For purposes of this paragraph, in connection with any issuance of any Common Stock Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the “Deemed Number”) shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (B) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (net of any discounts, fees, commissions and other expenses), divided by the Deemed Number, and (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

(ii)           If, at any time while this Note is outstanding, the Company directly or indirectly issues Common Stock Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a “Floating Price Security”), then for purposes of applying the preceding paragraph in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Stock on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date).

(iii)          Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Excluded Stock, any Approved Issuance or the payment of accrued dividends in shares of Common Stock that are required or permitted under the terms of the Company’s Series C Preferred Stock in effect as of May 3, 2007.

(e)           Calculations.  All calculations under this Section 11 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)            Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 11, the Company at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare and deliver to the Holder a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based.

(g)           Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for a Fundamental Change or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 15 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction.

12.           No Fractional Shares.  The Company shall not issue or cause to be issued fractional Underlying Shares on conversion of this Note.  If any fraction of an Underlying Share would, except for the provisions of this Section 12, be issuable upon conversion of this Note, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

13.           Notices.  Any and all notices or other communications or deliveries hereunder (including any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 13 on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service specifying next Business Day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if by hand delivery.  The address and facsimile number of a party for such notices or communications shall be as set forth in the Purchase Agreement, unless changed by such party by two Trading Days’ prior notice to the other party in accordance with this Section 13.

14.           Miscellaneous.

(a)           This Note shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  The Company shall not be permitted to assign this Note absent the prior written consent of the Holder.

(b)           Subject to Section 14(a), nothing in this Note shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Note.

(c)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)           The headings herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Note shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(f)            In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Note to a price shall be amended to appropriately account for such event.

(g)           This Note, together with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof.  No provision of this Note may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Majority Holders or, in the case of a waiver, by the Majority Holders.  Any waiver executed by the Majority Holders shall be binding on the Company and all Holders.  No waiver of any default with respect to any provision, condition or requirement of this Note shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  The restrictions set forth in Section 6(b) hereof may not be amended or waived.

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SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

INTERNET COMMERCE CORPORATION

By
Name: Thomas J. Stallings
Title: Chief Executive Officer

Schedule 1

FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert Note)

The undersigned hereby elects to convert the specified principal amount of  Senior Secured Convertible Notes (the “Notes”) into shares of common stock, no par value (the “Common Stock”), of Internet Commerce Corporation, a Delaware corporation, according to the conditions hereof, as of the date written below.

Date to Effect Conversion

Principal amount of Notes owned prior to conversion

Principal amount of Notes to be converted (including accrued but unpaid interest thereon)

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Principal amount of Notes owned subsequent to Conversion

Name of Holder

By
Name:
Title:

Schedule 2

CONVERSION SCHEDULE

This Conversion Schedule reflects conversions of the Senior Secured Convertible Notes issued by Internet Commerce Corporation

Date of Conversion	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion